UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2006

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3442 Francis Road Suite 220
Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 8, 2006, Cellu Tissue Holdings, Inc. issued a press release announcing fourth quarter and full year earnings for the fiscal year ended February 28, 2006. The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished hereunder and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following are being furnished as exhibits to this Current Report on Form 8-K:

(d) Exhibits
99.1	Release, dated May 8, 2006, “Cellu Tissue Holdings, Inc. Announces Fourth Quarter and Full Year 2006 Results, ” furnished pursuant to Item 2.02

99.2	Release, dated May 8, 2006, “Weston Presidio Agrees to Acquire Cellu Paper Holdings, Inc.”

99.3	Release, dated May 8, 2006, “Cellu Tissue Holdings, Inc. Commences Consent Solicitation with respect to its 9.75% Senior Secured Notes due 2010”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: May 9, 2006	By:	/s/ Dianne M. Scheu
Ms. Dianne M. Scheu
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

99.1	Release, dated May 8, 2006, “Cellu Tissue Holdings, Inc. Announces Fourth Quarter and Full Year 2006 Results”

99.2	Release, dated May 8, 2006, “Weston Presidio Agrees to Acquire Cellu Paper Holdings, Inc.”

99.3	Release, dated May 8, 2006, “Cellu Tissue Holdings, Inc. Commences Consent Solicitation with respect to its 9.75% Senior Secured Notes due 2010”